OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  August 31, 2013
                                                 Estimated average burden
                                                 hours per response.....18.9



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-01835

                          Pioneer Core Equity Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2013 through June 30, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                  Pioneer Core
                  Equity Fund

                  (Formerly Pioneer Value Fund,
                  See "Note to Shareholders" on Page 4 for more information.)

--------------------------------------------------------------------------------
                  Semiannual Report | June 30, 2013
--------------------------------------------------------------------------------

                  Ticker Symbols:

                  Class A     PIOTX
                  Class B     PBOTX
                  Class C     PCOTX
                  Class Y     PVFYX

                  [LOGO] PIONEER
                         Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         24

Notes to Financial Statements                                                32

Trustees, Officers and Service Providers                                     41

                        Pioneer Core Equity Fund | Semiannual Report | 6/30/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy as we head into the second half of 2013, we continue to see slow, but ongoing, growth. Employment has been steadily rising. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff" tax increases and spending cuts have meaningfully cut the budget deficit without, it seems, driving the economy back into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) has hinted that it may begin to scale back its bond purchases (currently $85 billion per month in quantitative easing, or "QE") later in 2013, and could terminate the purchases altogether sometime in 2014, depending on subsequent economic data releases. Pioneer believes that, barring an external shock, modest economic growth can be sustained at least over the next couple of years without continuous, aggressive intervention from the Fed.

The Fed has also said that short-term interest rates are likely to remain near zero for some time to come. Given that inflation remains subdued and unemployment remains high, there is no urgency about raising rates.

While inflation is not a near-term concern, the Fed's aggressive monetary policies helped investors drive long-term Treasury yields to unsustainably low levels. A return to more normal levels in response to expectations of a stronger economy and the potential for less QE resulted in disappointing returns for bond investors during the first half of 2013, but the stock market rewarded shareholders who were undaunted by the double-barreled threat of the "fiscal cliff" and debt-ceiling debates at the beginning of 2013.

The Standard & Poor's 500 Index, a broad measure of the U.S. stock market, returned 13.82% during the first six months of 2013, while the Barclays Aggregate Bond Index, which tracks the performance of a higher-quality U.S. bond universe, returned -2.44%. Investors showed a rising preference for higher-yielding corporate paper over government bonds during the first half of 2013, helping the Bank of America Merrill Lynch High Yield Master II Index, which measures the performance of high-yield corporate bonds, to post a 1.50% return for the six months ended June 30, 2013. Three-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned 0.03% in the first half of 2013.

*   Dividends are not guaranteed.

2 Pioneer Core Equity Fund | Semiannual Report | 6/30/13

There are certainly risks and uncertainties that continue to plague the global economy. Europe remains in recession and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's quantitative easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013.

There are also geopolitical worries abroad and political fights at home, and while most of the widely recognized risks we've outlined may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                        Pioneer Core Equity Fund | Semiannual Report | 6/30/13 3

Portfolio Management Discussion | 6/30/13

Note to Shareholders: Effective June 7, 2013, Pioneer Research Fund ("the predecessor fund") reorganized with Pioneer Value Fund. As a result of the reorganization, Pioneer Value Fund was renamed Pioneer Core Equity Fund. The investment strategies, performance and financial history, inception date, fiscal year end, and portfolio management team of the combined Fund are that of the predecessor Pioneer Research Fund.

Equities delivered solid investment results during the first six months of 2013, as investors took confidence from signs of an improving U.S. economy as well as the relatively attractive values to be found in the stock market, especially when compared with other asset classes. In the following interview, Paul Cloonan and John Peckham discuss the market environment and the factors that influenced the performance of Pioneer Core Equity Fund during the six months ended June 30, 2013. Mr. Cloonan, Senior Vice President and Co-Head of Equity Research, U.S., at Pioneer, Mr. Peckham, Senior Vice President and Co-Head of Equity Research, U.S., at Pioneer, and James Moynihan, a vice president and equity analyst at Pioneer, are responsible for the day-to-day management of the Fund.

Q How would you describe the investment environment for equities during the six months ended June 30, 2013?

A Stocks produced generally strong performance during the first six months of 2013, even though the year began with a number of potential concerns in play for investors, like the "fiscal cliff" budgetary debate in Washington as well as the ongoing sovereign-debt troubles in the euro zone. The rebound in the domestic economy continued to be weaker than most historical recoveries from severe recessions, and the market grew even more anxious that some tax increases implemented as part of the fiscal cliff deal in January would slow the already plodding recovery. In addition, worries about slowing growth in China and the resulting volatility in the emerging markets contributed to an uncertain investment environment at the beginning of the period.

    Despite the myriad of concerns plaguing the markets, domestic stock prices continued to rise during the six-month period, supported by evidence of continued, if still moderate, economic expansion and accommodative monetary policy from the Federal Reserve Board (the Fed). Money flowed into the equity market during the period as investors appeared to see superior relative value in stocks, especially when compared with the bond market, where yields remained low by historical standards.

4 Pioneer Core Equity Fund | Semiannual Report | 6/30/13

    During the period, the strongest-performing sector in the Standard & Poor's 500 Index (the S&P 500), the Fund's benchmark, was health care, with particularly robust results in the biotechnology industry. The financials and consumer discretionary groups also turned in very strong returns. The weakest returns in the S&P 500 came from the materials sector, with most metals and mining stocks registering substantial declines due to falling commodities prices in the face of weakening demand. Information technology stocks also underperformed, primarily because of poor performance by the sector's largest company, Apple, and weak results from the hardware group.

Q How did the Fund perform in that environment during the six months ended June 30, 2013?

A Pioneer Core Equity Fund's Class A shares returned 11.78% at net asset value during the six months ended June 30, 2013, while the Fund's benchmark, the S&P 500, returned 13.82%. During the same period, the average return of the 973 mutual funds in Lipper's Large Cap Core Funds category was 13.19%.

Q What was the main reason for the Fund's underperformance of the S&P 500 during the six months ended June 30, 2013?

A Stock selection, particularly in the information technology sector (but also in financials, to a lesser degree), was the most significant detractor from the Fund's benchmark-relative performance during the six-month period.

    The portfolio's positioning in technology hardware companies was not successful, with investments in Apple and F5 Networks among the noteworthy detractors. Apple's share price fell due to slowing sales of its iPhone products as well as concerns about the company's overall product and competitive positioning. Despite the concerns, we still believe Apple to be a very strong franchise with an attractive stock price. F5 Networks, a producer of network equipment for corporations and large institutions, experienced delays in large orders from its telecommunication customers, and that hurt the company's performance during the period. Nevertheless, we are confident that F5 has the potential to generate healthy revenue growth in the future as network spending recovers. Another technology holding in the Fund that lagged during the period was Maxim Integrated Products, a semiconductor manufacturer that was hurt by declining orders due to slowing phone sales experienced by Samsung, Maxim's largest customer. We have retained the Fund's position in Maxim because we think it has a strong business and good relationships with many other promising technology products companies.

                        Pioneer Core Equity Fund | Semiannual Report | 6/30/13 5

    In financials, some investments in diversified financial firms hurt the Fund's performance during the period. Credit card firm Capital One was one Fund holding that was a major disappointment during the period as the company lowered its earnings estimates because of difficulties with two recent acquisitions. We eventually sold the portfolio's Capital One position. The effects of the Capital One disappointment were somewhat mitigated, however, by the strong performance of two recent Fund acquisitions, Citigroup and Goldman Sachs.

Q What types of investments made the greatest contributions to the Fund's performance relative to the S&P 500 during the six months ended June 30, 2013?

A Stock selection within health care made a strong contribution to the Fund's results during the six-month period as the portfolio had good exposure to the biotechnology industry, which performed very well. Many biotech companies showed progress in the development of new drugs, while an increase in merger-and-acquisition activity within the group helped to drive up stock valuations. Biotech holdings in the portfolio that performed particularly well during the period included Vertex, Celgene and Gilead. Each of those companies showed attractive growth prospects during the period, based on continued improvements in the development of new drugs in their product pipelines.

    While overall holdings in the information technology sector underperformed during the period, some Fund positions fared well. Investments in software companies helped the Fund's performance during the period, with holdings of both Google and Microsoft making notable contributions. Google continued to show strength in both its core search-engine business as well as its growing number of other internet-based businesses, while Microsoft's performance benefited from its strong position in enterprise software, despite the fact that the company continues to deal with the effects of a declining personal computers market.

    In financials, despite overall underperformance relative to the S&P 500 in the sector, some of the Fund's positions in banks - especially regional banks - tended to do very well during the six-month period. Among the Fund's top-performing positions in the sector were Regions Financial, Keycorp and PNC. All three companies were beneficiaries of solid cost-control programs and the market's expectation that lending activity was likely to increase. The Fund's relative performance also was helped by our avoidance of areas in the financials sector where business was slowing, such as mortgage banking.

6 Pioneer Core Equity Fund | Semiannual Report | 6/30/13

Q What notable changes did you make in the Fund's portfolio during the six months ended June 30, 2013?

A The largest new additions to the Fund during the period were consumer product company PepsiCo, investment bank Morgan Stanley, technology corporation EMC, and EOG Resources, in the energy sector. We added PepsiCo because we saw a strong opportunity for the company to increase its earnings due to a recent restructuring. We initiated a position in Morgan Stanley because we think the company's purchase of Citigroup's interest in the Smith Barney retail brokerage business should give Morgan Stanley the potential to increase its profitability. We believe that EMC, a leader in storage technology, is well-positioned to improve its growth because of the company's leading position in advanced enterprise technology. EOG Resources was added to the portfolio to increase exposure to oil and gas exploration and production. EOG has been an industry leader for consistent, low-cost production growth.

    Notable sales from the portfolio during the period included diversified banking firm Wells Fargo, food retailer Whole Foods, industrial company Manitowoc, and life insurer MetLife.

Q   What is your investment outlook?

A Our focus when investing the Fund's assets remains on fundamental research and stock-picking. We believe this approach can sustain solid Fund performance over the long run, producing reasonable investment results in a variety of different market environments and stages of the business cycle. Having said this, we would add that we continue to have an optimistic view about equities, which we think offer reasonable value in a growing economy, especially when compared with other asset classes, including bonds.

    To be sure, the market is likely to continue to face some headwinds because of domestic political debates over economic policy, worries about growth trends in China and the emerging markets, and the ongoing sovereign-debt problems in Europe. Still, we believe this should continue to be a good time for stock investing. Not only do we believe the U.S. economy is likely to continue expanding, but we also think that corporations in general are in strong financial shape, with healthy balance sheets and good cash flows. In addition, increased merger-and-acquisition activity, corporate share buyback programs and dividend* increases should lend even more support to equity prices.

*   Dividends are not guaranteed.

                        Pioneer Core Equity Fund | Semiannual Report | 6/30/13 7

Please refer to the Schedule of Investments on pages 17-23 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

8 Pioneer Core Equity Fund | Semiannual Report | 6/30/13

Portfolio Summary | 6/30/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         96.1%
International Common Stocks                                                 2.5%
Depositary Receipts for International Stocks                                1.4%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     17.7%
Financials                                                                 16.9%
Health Care                                                                13.4%
Consumer Discretionary                                                     12.3%
Consumer Staples                                                           10.4%
Energy                                                                     10.3%
Industrials                                                                 9.5%
Utilities                                                                   3.3%
Materials                                                                   3.2%
Telecommunication Services                                                  3.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Apple, Inc.                                                            3.39%
--------------------------------------------------------------------------------
 2. Google, Inc.                                                           2.79
--------------------------------------------------------------------------------
 3. Chevron Corp.                                                          2.78
--------------------------------------------------------------------------------
 4. Citigroup, Inc.                                                        2.68
--------------------------------------------------------------------------------
 5. Microsoft Corp.                                                        2.58
--------------------------------------------------------------------------------
 6. Verizon Communications, Inc.                                           2.36
--------------------------------------------------------------------------------
 7. The PNC Financial Services Group, Inc.                                 2.29
--------------------------------------------------------------------------------
 8. The Walt Disney Co.                                                    2.12
--------------------------------------------------------------------------------
 9. Pfizer, Inc.                                                           2.06
--------------------------------------------------------------------------------
10. Johnson & Johnson Co.                                                  2.03
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                        Pioneer Core Equity Fund | Semiannual Report | 6/30/13 9

Prices and Distributions | 6/30/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Class             6/30/13                  12/31/12*
--------------------------------------------------------------------------------
              A               $ 13.44                  $  12.06
--------------------------------------------------------------------------------
              B               $ 12.29                  $  11.04
--------------------------------------------------------------------------------
              C               $ 12.16                  $  10.93
--------------------------------------------------------------------------------
              Y               $ 13.56                  $  12.17
--------------------------------------------------------------------------------

Distributions per Share: 1/1/13- 6/30/13*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Net Investment         Short-Term          Long-Term
            Class            Income            Capital Gains       Capital Gains
--------------------------------------------------------------------------------
              A             $   0.0412             $    --             $    --
--------------------------------------------------------------------------------
              B             $       --             $    --             $    --
--------------------------------------------------------------------------------
              C             $       --             $    --             $    --
--------------------------------------------------------------------------------
              Y             $   0.0587             $    --             $    --
--------------------------------------------------------------------------------

* Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization of the Fund with Pioneer Research Fund.

Index Definition
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-14.

10 Pioneer Core Equity Fund | Semiannual Report | 6/30/13

Performance Update | 6/30/13                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Core Equity Fund at public offering price, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 2013)
--------------------------------------------------------------------------------
                       Net Asset               Public Offering
Period                 Value (NAV)             Price (POP)
--------------------------------------------------------------------------------
10 Years                7.66%                     7.03%
5 Years                 6.80                      5.55
1 Year                 17.34                     10.60
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2013,
as revised June 10, 2013)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       1.00%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Core            Standard & Poor's
                       Equity Fund             500 Index
6/30/2003              $  9,425                $ 10,000
6/30/2004              $ 11,048                $ 11,910
6/30/2005              $ 11,959                $ 12,662
6/30/2006              $ 13,356                $ 13,754
6/30/2007              $ 16,124                $ 16,584
6/30/2008              $ 14,192                $ 14,410
6/30/2009              $ 10,767                $ 10,635
6/30/2010              $ 12,142                $ 12,169
6/30/2011              $ 16,150                $ 15,903
6/30/2012              $ 16,808                $ 16,766
6/30/2013              $ 19,724                $ 20,217

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history have become the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/13 11

Performance Update | 6/30/13                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Core Equity Fund, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 2013)
--------------------------------------------------------------------------------
                       If                      If
Period                 Held                    Redeemed
--------------------------------------------------------------------------------
10 Years                6.71%                   6.71%
5 Years                 5.84                    5.84
1 Year                 16.39                   12.39
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2013,
as revised June 10, 2013)
--------------------------------------------------------------------------------
                       Gross                   Net
--------------------------------------------------------------------------------
                       2.47%                   2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Core            Standard & Poor's
                       Equity Fund             500 Index
6/30/2003              $ 10,000                $ 10,000
6/30/2004              $ 11,624                $ 11,910
6/30/2005              $ 12,477                $ 12,662
6/30/2006              $ 13,805                $ 13,754
6/30/2007              $ 16,523                $ 16,584
6/30/2008              $ 14,419                $ 14,410
6/30/2009              $ 10,848                $ 10,635
6/30/2010              $ 12,113                $ 12,169
6/30/2011              $ 15,964                $ 15,903
6/30/2012              $ 16,456                $ 16,766
6/30/2013              $ 19,153                $ 20,217

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through July 1, 2014, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history have become the performance and financial history of the Fund. The performance of Class B shares of the Fund is the performance of Class B shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

12 Pioneer Core Equity Fund | Semiannual Report | 6/30/13

Performance Update | 6/30/13                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Core Equity Fund, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 2013)
--------------------------------------------------------------------------------
                       If                      If
Period                 Held                    Redeemed
--------------------------------------------------------------------------------
10 Years                6.72%                   6.72%
5 Years                 5.80                    5.80
1 Year                 16.17                   16.17
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2013,
as revised June 10, 2013)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       2.01%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Core            Standard & Poor's
                       Equity Fund             500 Index
6/30/2003              $ 10,000                $ 10,000
6/30/2004              $ 11,615                $ 11,910
6/30/2005              $ 12,479                $ 12,662
6/30/2006              $ 13,800                $ 13,754
6/30/2007              $ 16,540                $ 16,584
6/30/2008              $ 14,455                $ 14,410
6/30/2009              $ 10,865                $ 10,635
6/30/2010              $ 12,139                $ 12,169
6/30/2011              $ 15,988                $ 15,903
6/30/2012              $ 16,495                $ 16,766
6/30/2013              $ 19,162                $ 20,217

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history have become the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/13 13

Performance Update | 6/30/13                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Core Equity Fund, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 2013)
--------------------------------------------------------------------------------
                       If                      If
Period                 Held                    Redeemed
--------------------------------------------------------------------------------
10 Years                7.92%                    7.92%
5 Years                 7.09                     7.09
1 Year                 17.64                    17.64
--------------------------------------------------------------------------------

CAPTION>
Expense Ratio
(Per prospectus dated February 1, 2013,
as revised June 10, 2013)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       0.59%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Core            Standard & Poor's
                       Equity Fund             500 Index
6/30/2003              $  5,000,000            $  5,000,000
6/30/2004              $  5,857,339            $  5,954,934
6/30/2005              $  6,352,551            $  6,331,187
6/30/2006              $  7,095,046            $  6,877,205
6/30/2007              $  8,610,568            $  8,292,105
6/30/2008              $  7,610,181            $  7,204,756
6/30/2009              $  5,799,702            $  5,317,322
6/30/2010              $  6,554,860            $  6,084,567
6/30/2011              $  8,737,329            $  7,951,293
6/30/2012              $  9,111,634            $  8,382,893
6/30/2013              $ 10,718,970            $ 10,108,414

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history have become the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Performance shown for periods prior to the inception of Class Y shares of the predecessor fund on August 11, 2004, reflects the NAV performance of the predecessor fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares of the predecessor fund prior to their inception on August 11, 2004, would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Core Equity Fund | Semiannual Report | 6/30/13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Core Equity Fund

Based on actual returns from January 1, 2013, through June 30, 2013.

--------------------------------------------------------------------------------
Share Class                         A           B            C            Y
--------------------------------------------------------------------------------
Beginning Account Value         $1,000.00    $1,000.00    $1,000.00    $1,000.00
on 1/1/13
--------------------------------------------------------------------------------
Ending Account Value            $1,117.80    $1,113.40    $1,112.40    $1,119.10
(after expenses)
on 6/30/13
--------------------------------------------------------------------------------
Expenses Paid                   $    5.57    $   11.27    $   11.16    $    4.83
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 2.15%, 2.13%, and 0.92% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/13 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Core Equity Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2013, through June 30, 2013.

--------------------------------------------------------------------------------
Share Class                          A           B            C            Y
--------------------------------------------------------------------------------
Beginning Account Value         $1,000.00    $1,000.00    $1,000.00    $1,000.00
on 1/1/13
--------------------------------------------------------------------------------
Ending Account Value            $1,019.54    $1,014.13    $1,014.23    $1,020.23
(after expenses)
on 6/30/13
--------------------------------------------------------------------------------
Expenses Paid                   $    5.31    $   10.74    $   10.64    $    4.61
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 2.15%, 2.13%, and 0.92% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Core Equity Fund | Semiannual Report | 6/30/13

Schedule of Investments | 6/30/13 (unaudited)

------------------------------------------------------------------------------------
 Shares                                                               Value
------------------------------------------------------------------------------------
               COMMON STOCKS -- 98.6%
               ENERGY -- 10.2%
               Oil & Gas Equipment & Services -- 3.3%
     153,260   FMC Technologies, Inc.*                                $    8,533,517
     486,103   Halliburton Co.                                            20,280,217
     286,462   Schlumberger, Ltd.                                         20,527,867
                                                                      --------------
                                                                      $   49,341,601
------------------------------------------------------------------------------------
               Integrated Oil & Gas -- 3.8%
     341,590   Chevron Corp.                                          $   40,423,761
     176,145   Occidental Petroleum Corp.                                 15,717,418
                                                                      --------------
                                                                      $   56,141,179
------------------------------------------------------------------------------------
               Oil & Gas Exploration & Production -- 2.2%
     125,400   EOG Resources, Inc.                                    $   16,512,672
     457,454   Marathon Oil Corp.                                         15,818,759
                                                                      --------------
                                                                      $   32,331,431
------------------------------------------------------------------------------------
               Oil & Gas Refining & Marketing -- 0.9%
      93,704   Marathon Petroleum Corp.*                              $    6,658,606
     177,630   Valero Energy Corp.                                         6,176,195
                                                                      --------------
                                                                      $   12,834,801
                                                                      --------------
               Total Energy                                           $  150,649,012
------------------------------------------------------------------------------------
               MATERIALS -- 3.2%
               Fertilizers & Agricultural Chemicals -- 1.8%
      98,020   Monsanto Co.                                           $    9,684,376
     300,235   The Mosaic Co.                                             16,155,645
                                                                      --------------
                                                                      $   25,840,021
------------------------------------------------------------------------------------
               Specialty Chemicals -- 1.4%
     246,775   Ecolab, Inc.                                           $   21,022,762
                                                                      --------------
               Total Materials                                        $   46,862,783
------------------------------------------------------------------------------------
               CAPITAL GOODS -- 7.7%
               Aerospace & Defense -- 2.4%
     272,770   Raytheon Co.                                           $   18,035,552
     185,871   United Technologies Corp.                                  17,274,851
                                                                      --------------
                                                                      $   35,310,403
------------------------------------------------------------------------------------
               Construction & Engineering -- 0.5%
     247,181   KBR, Inc.                                              $    8,033,382
------------------------------------------------------------------------------------
               Industrial Conglomerates -- 3.0%
     246,138   3M Co.                                                 $   26,915,190
     760,000   General Electric Co.                                       17,624,400
                                                                      --------------
                                                                      $   44,539,590
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/13 17

------------------------------------------------------------------------------------
 Shares                                                               Value
------------------------------------------------------------------------------------
               Construction & Farm Machinery & Heavy Trucks -- 0.8%
     102,853   Cummins, Inc.                                          $   11,155,436
------------------------------------------------------------------------------------
               Industrial Machinery -- 1.0%
     252,434   Ingersoll-Rand Plc                                     $   14,015,136
                                                                      --------------
               Total Capital Goods                                    $  113,053,947
------------------------------------------------------------------------------------
               TRANSPORTATION -- 1.7%
               Air Freight & Logistics -- 0.7%
     113,110   FedEx Corp.                                            $   11,150,384
------------------------------------------------------------------------------------
               Railroads -- 1.0%
      92,602   Union Pacific Corp.                                    $   14,286,637
                                                                      --------------
               Total Transportation                                   $   25,437,021
------------------------------------------------------------------------------------
               CONSUMER SERVICES -- 2.3%
               Hotels, Resorts & Cruise Lines -- 0.6%
     217,726   Marriott International, Inc.                           $    8,789,599
------------------------------------------------------------------------------------
               Restaurants -- 1.7%
      28,319   Chipotle Mexican Grill, Inc.*                          $   10,318,028
     217,945   Starbucks Corp.                                            14,273,218
                                                                      --------------
                                                                      $   24,591,246
                                                                      --------------
               Total Consumer Services                                $   33,380,845
------------------------------------------------------------------------------------
               MEDIA -- 4.8%
               Cable & Satellite -- 1.2%
     425,235   Comcast Corp.                                          $   17,808,842
------------------------------------------------------------------------------------
               Movies & Entertainment -- 3.6%
     489,619   The Walt Disney Co.                                    $   30,919,440
     379,992   Time Warner, Inc.                                          21,971,137
                                                                      --------------
                                                                      $   52,890,577
                                                                      --------------
               Total Media                                            $   70,699,419
------------------------------------------------------------------------------------
               RETAILING -- 5.1%
               Internet Retail -- 1.1%
      58,406   Amazon.com, Inc.*                                      $   16,218,762
------------------------------------------------------------------------------------
               Department Stores -- 0.7%
     212,488   Macy's, Inc.                                           $   10,199,424
------------------------------------------------------------------------------------
               Apparel Retail -- 0.9%
     203,590   Ross Stores, Inc.                                      $   13,194,668
------------------------------------------------------------------------------------
               Home Improvement Retail -- 2.4%
     350,771   Lowe's Companies, Inc.                                 $   14,346,534
     272,974   The Home Depot, Inc.                                       21,147,296
                                                                      --------------
                                                                      $   35,493,830
                                                                      --------------
               Total Retailing                                        $   75,106,684
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Core Equity Fund | Semiannual Report | 6/30/13

------------------------------------------------------------------------------------
Shares                                                                Value
------------------------------------------------------------------------------------
               FOOD & STAPLES RETAILING -- 1.3%
               Drug Retail -- 1.3%
     330,008   CVS Caremark Corp.                                     $   18,869,857
                                                                      --------------
               Total Food & Staples Retailing                         $   18,869,857
------------------------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 7.3%
               Soft Drinks -- 2.4%
      71,837   Fomento Economico Mexicano SAB de CV (A.D.R.)          $    7,412,860
     338,180   PepsiCo, Inc.                                              27,659,742
                                                                      --------------
                                                                      $   35,072,602
------------------------------------------------------------------------------------
               Packaged Foods & Meats -- 2.7%
     316,885   Campbell Soup Co.                                      $   14,193,279
     183,980   Green Mountain Coffee Roasters, Inc.*                      13,809,539
     125,373   The Hershey Co.                                            11,193,301
                                                                      --------------
                                                                      $   39,196,119
------------------------------------------------------------------------------------
               Tobacco -- 2.2%
     373,819   Altria Group, Inc.                                     $   13,079,927
     229,892   Philip Morris International, Inc.                          19,913,245
                                                                      --------------
                                                                      $   32,993,172
                                                                      --------------
               Total Food, Beverage & Tobacco                         $  107,261,893
------------------------------------------------------------------------------------
               HOUSEHOLD & PERSONAL PRODUCTS -- 1.7%
               Household Products -- 0.8%
     201,804   Colgate-Palmolive Co.                                  $   11,561,351
------------------------------------------------------------------------------------
               Personal Products -- 0.9%
     213,747   The Estee Lauder Companies, Inc.                       $   14,058,140
                                                                      --------------
               Total Household & Personal Products                    $   25,619,491
------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 3.6%
               Health Care Equipment -- 0.6%
     146,245   Covidien Plc                                           $    9,190,036
------------------------------------------------------------------------------------
               Health Care Distributors -- 0.6%
     201,589   Cardinal Health, Inc.                                  $    9,515,001
------------------------------------------------------------------------------------
               Health Care Services -- 1.1%
      45,281   DaVita HealthCare Partners, Inc.*                      $    5,469,945
     182,090   Express Scripts Holding Co.*                               11,233,132
                                                                      --------------
                                                                      $   16,703,077
------------------------------------------------------------------------------------
               Managed Health Care -- 1.3%
     162,390   Aetna, Inc.                                            $   10,318,261
      97,069   Humana, Inc.                                                8,190,682
                                                                      --------------
                                                                      $   18,508,943
                                                                      --------------
               Total Health Care Equipment & Services                 $   53,917,057
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/13 19

------------------------------------------------------------------------------------
 Shares                                                               Value
------------------------------------------------------------------------------------
               PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 9.5%
               Biotechnology -- 3.1%
     126,367   Celgene Corp.*                                         $   14,773,566
     316,338   Gilead Sciences, Inc.*                                     16,199,669
     194,735   Vertex Pharmaceuticals, Inc.*                              15,553,484
                                                                      --------------
                                                                      $   46,526,719
------------------------------------------------------------------------------------
               Pharmaceuticals -- 6.4%
     115,213   Actavis, Inc.*                                         $   14,542,185
     106,798   Allergan, Inc.                                              8,996,664
      88,750   AstraZeneca Plc (A.D.R.)                                    4,197,875
     344,118   Johnson & Johnson Co.                                      29,545,971
   1,071,457   Pfizer, Inc.                                               30,011,511
     181,063   Teva Pharmaceutical Industries, Ltd. (A.D.R.)               7,097,670
                                                                      --------------
                                                                      $   94,391,876
                                                                      --------------
               Total Pharmaceuticals, Biotechnology & Life Sciences   $  140,918,595
------------------------------------------------------------------------------------
               BANKS -- 3.7%
               Regional Banks -- 3.7%
     883,620   KeyCorp                                                $    9,755,165
   1,141,500   Regions Financial Corp.                                    10,878,495
     457,164   The PNC Financial Services Group, Inc.                     33,336,399
                                                                      --------------
                                                                      $   53,970,059
                                                                      --------------
               Total Banks                                            $   53,970,059
------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 7.5%
               Other Diversified Financial Services -- 2.7%
     814,432   Citigroup, Inc.                                        $   39,068,303
------------------------------------------------------------------------------------
               Consumer Finance -- 1.0%
     311,765   Discover Financial Services LLC                        $   14,852,485
------------------------------------------------------------------------------------
               Asset Management & Custody Banks -- 1.3%
     171,501   Invesco, Ltd.                                          $    5,453,732
     248,593   The Carlyle Group LP                                        6,388,840
     213,643   Walter Investment Management Corp.*                         7,223,270
                                                                      --------------
                                                                      $   19,065,842
------------------------------------------------------------------------------------
               Investment Banking & Brokerage -- 2.5%
     816,100   Morgan Stanley Co.                                     $   19,937,323
     114,588   The Goldman Sachs Group, Inc.                              17,331,435
                                                                      --------------
                                                                      $   37,268,758
                                                                      --------------
               Total Diversified Financials                           $  110,255,388
------------------------------------------------------------------------------------
               INSURANCE -- 4.2%
               Life & Health Insurance -- 1.6%
     249,078   Aflac, Inc.                                            $   14,476,413
     297,830   Unum Group                                                  8,747,267
                                                                      --------------
                                                                      $   23,223,680
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Core Equity Fund | Semiannual Report | 6/30/13

------------------------------------------------------------------------------------
 Shares                                                               Value
------------------------------------------------------------------------------------
               Multi-line Insurance -- 0.8%
     371,100   Hartford Financial Services Group, Inc.                $   11,474,412
------------------------------------------------------------------------------------
               Property & Casualty Insurance -- 1.8%
     160,498   ACE, Ltd.                                              $   14,361,361
     272,563   The Allstate Corp.                                         13,115,732
                                                                      --------------
                                                                      $   27,477,093
                                                                      --------------
               Total Insurance                                        $   62,175,185
------------------------------------------------------------------------------------
               REAL ESTATE -- 1.4%
               Residential REIT -- 0.7%
     255,514   American Campus Communities, Inc.                      $   10,389,199
------------------------------------------------------------------------------------
               Specialized REIT -- 0.7%
     217,100   Plum Creek Timber Co., Inc.                            $   10,132,057
                                                                      --------------
               Total Real Estate                                      $   20,521,256
------------------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 9.7%
               Internet Software & Services -- 4.0%
      46,226   Google, Inc.*                                          $   40,695,984
     712,432   Yahoo!, Inc.*                                              17,889,168
                                                                      --------------
                                                                      $   58,585,152
------------------------------------------------------------------------------------
               Data Processing & Outsourced Services -- 1.1%
      87,440   Visa, Inc.                                             $   15,979,660
------------------------------------------------------------------------------------
               Application Software -- 0.6%
     141,521   Citrix Systems, Inc.*                                  $    8,537,962
------------------------------------------------------------------------------------
               Systems Software -- 4.0%
   1,086,912   Microsoft Corp.                                        $   37,531,071
     711,804   Oracle Corp.                                               21,866,619
                                                                      --------------
                                                                      $   59,397,690
                                                                      --------------
               Total Software & Services                              $  142,500,464
------------------------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 5.7%
               Communications Equipment -- 1.4%
      91,102   F5 Networks, Inc.*                                     $    6,267,818
     243,000   Qualcomm, Inc.                                             14,842,440
                                                                      --------------
                                                                      $   21,110,258
------------------------------------------------------------------------------------
               Computer Hardware -- 3.4%
     124,754   Apple, Inc.                                            $   49,412,563
------------------------------------------------------------------------------------
               Computer Storage & Peripherals -- 0.9%
     586,320   EMC Corp.                                              $   13,848,878
                                                                      --------------
               Total Technology Hardware & Equipment                  $   84,371,699
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/13 21

------------------------------------------------------------------------------------
 Shares                                                               Value
------------------------------------------------------------------------------------
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.1%
               Semiconductors -- 2.1%
     290,901   Analog Devices, Inc.                                   $   13,107,999
     230,840   Maxim Integrated Products, Inc.                             6,412,735
     287,858   Xilinx, Inc.                                               11,402,055
                                                                      --------------
                                                                      $   30,922,789
                                                                      --------------
               Total Semiconductors & Semiconductor Equipment         $   30,922,789
------------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES -- 2.6%
               Integrated Telecommunication Services -- 2.6%
     103,472   CenturyLink, Inc.                                      $    3,657,735
     682,246   Verizon Communications, Inc.                               34,344,264
                                                                      --------------
                                                                      $   38,001,999
                                                                      --------------
               Total Telecommunication Services                       $   38,001,999
------------------------------------------------------------------------------------
               UTILITIES -- 3.3%
               Electric Utilities -- 1.9%
     317,529   American Electric Power Co., Inc.                      $   14,218,949
     177,370   NextEra Energy, Inc.*                                      14,452,108
                                                                      --------------
                                                                      $   28,671,057
------------------------------------------------------------------------------------
               Multi-Utilities -- 1.4%
     596,070   Ameren Corp.                                           $   20,528,651
                                                                      --------------
               Total Utilities                                        $   49,199,708
------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $1,335,615,740)                                  $1,453,695,151
------------------------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 98.6%
               (Cost $1,335,615,740) (a)                              $1,453,695,151
------------------------------------------------------------------------------------
               OTHER ASSETS & LIABILITIES -- 1.4%                     $   20,957,314
------------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                             $1,474,652,465
====================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Core Equity Fund | Semiannual Report | 6/30/13

*              Non-income producing security.

(A.D.R.)       American Depositary Receipts.

REIT           Real Estate Investment Trust.

(a) At June 30, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $1,337,779,075 was as follows:

                 Aggregate gross unrealized gain for all investments in
                   which there is an excess of value over tax cost                          $144,194,584

                 Aggregate gross unrealized loss for all investments in which
                   there is an excess of tax cost over value                                 (28,278,508)
                                                                                            ------------
                 Net unrealized gain                                                        $115,916,076
                                                                                            ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2013 aggregated $70,783,664 and $103,992,566, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2013, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                           Level 1             Level 2   Level 3  Total
--------------------------------------------------------------------------------
Common Stocks              $1,453,695,151      $ --      $ --     $1,453,695,151
--------------------------------------------------------------------------------
   Total                   $1,453,695,151      $ --      $ --     $1,453,695,151
================================================================================

During the six months ended June 30, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/13 23

Statement of Assets and Liabilities | 6/30/13 (unaudited)

ASSETS:
  Investment in securities (cost $1,335,615,740)                 $1,453,695,151
  Cash                                                               21,890,455
  Receivables --
     Investment securities sold                                      23,842,725
     Fund shares sold                                                   164,519
     Dividends                                                        1,478,580
  Other                                                                  39,350
--------------------------------------------------------------------------------
        Total assets                                             $1,501,110,780
================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                             $   24,357,962
     Fund shares repurchased                                            622,435
     Dividends                                                           67,511
  Due to Pioneer Investment Management, Inc.                             16,276
  Due to affiliates                                                     812,338
  Accrued expenses                                                      581,793
--------------------------------------------------------------------------------
        Total liabilities                                        $   26,458,315
================================================================================
NET ASSETS:
  Paid-in capital                                                $1,804,643,926
  Distributions in excess of net investment income                     (258,302)
  Accumulated net realized loss on investments                     (447,812,570)
  Net unrealized appreciation on investments                        118,079,411
--------------------------------------------------------------------------------
        Total net assets                                         $1,474,652,465
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,419,311,097/105,608,628 shares)           $        13.44
  Class B (based on $2,936,400/239,012 shares)                   $        12.29
  Class C (based on $9,317,852/766,448 shares)                   $        12.16
  Class Y (based on $43,087,116/3,177,274 shares)                $        13.56
MAXIMUM OFFERING PRICE:
  Class A ($13.44 (divided by) 94.25%)                           $        14.26
================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Core Equity Fund | Semiannual Report | 6/30/13

Statement of Operations (unaudited)

For the Six Months Ended 6/30/13

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $583)              $    1,344,052
  Interest                                                                  973
------------------------------------------------------------------------------------------------
        Total investment income                                                   $    1,345,025
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                $      604,162
  Transfer agent fees
     Class A                                                            103,079
     Class B                                                              5,016
     Class C                                                              4,191
     Class Y                                                                670
  Distribution fees
     Class A                                                            226,240
     Class B                                                              6,254
     Class C                                                             24,648
  Shareholder communications expense                                     90,273
  Administrative reimbursements                                          36,278
  Custodian fees                                                         10,565
  Registration fees                                                      24,784
  Professional fees                                                      32,295
  Printing expense                                                       12,027
  Fees and expenses of nonaffiliated Trustees                             6,514
  Miscellaneous                                                           9,504
------------------------------------------------------------------------------------------------
        Total expenses                                                            $    1,196,500
        Less fees waived and expenses reimbursed by
           Pioneer Investment Management, Inc.                                            (4,966)
------------------------------------------------------------------------------------------------
        Net expenses                                                              $    1,191,534
------------------------------------------------------------------------------------------------
           Net investment income                                                  $      153,491
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                                $  190,154,152
------------------------------------------------------------------------------------------------
  Change in net unrealized depreciation on investments                            $ (224,594,206)
------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                       $  (34,440,054)
------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                            $  (34,286,563)
================================================================================================

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/13 25

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended
                                                                  6/30/13          Year Ended
                                                                  (unaudited)      12/31/12
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                             $      153,491   $    470,888
Net realized gain on investments, class action and foreign
  currency transactions                                              190,154,152      2,455,304
Change in net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                     (224,594,206)     4,478,207
------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
         from operations                                          $  (34,286,563)  $  7,404,399
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.04* and $0.08* per share, respectively)          $      (83,436)  $   (165,303)
     Class B ($0.00 and $0.00 per share, respectively)                        --             --
     Class C ($0.00 and $0.01* per share, respectively)                       --         (4,618)
     Class Y ($0.06* and $0.10* per share, respectively)                (149,253)      (296,423)
------------------------------------------------------------------------------------------------
        Total distributions to shareowners                        $     (232,689)  $   (466,344)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                      $    9,057,452   $ 20,385,338
Shares issued in reorganization                                    1,456,910,518             --
Reinvestment of distributions                                             41,546        223,399
Cost of shares repurchased                                           (19,485,547)   (15,593,080)
------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from
        Fund share transactions                                   $1,446,523,969   $  5,015,657
------------------------------------------------------------------------------------------------
     Net increase in net assets                                   $1,412,004,717   $ 11,953,712
NET ASSETS:
Beginning of period                                               $   62,647,748   $ 50,694,036
------------------------------------------------------------------------------------------------
End of period                                                     $1,474,652,465   $ 62,647,748
================================================================================================
Undistributed (distributions in excess of) net investment income  $     (258,302)  $      8,715
================================================================================================

* Historical amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization of the Fund with Pioneer Research Fund.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Core Equity Fund | Semiannual Report | 6/30/13

---------------------------------------------------------------------------------------
                               '13 Shares    '13 Amount
                               (unaudited)   (unaudited)      '12 Shares  '12 Amount
---------------------------------------------------------------------------------------
Class A*
Shares sold                        434,812   $    5,705,611     902,360   $ 10,720,968
Shares issued in
   reorganization              104,128,727    1,440,920,816          --             --
Reinvestment of distributions          986           13,268      12,293        148,549
Less shares repurchased           (937,736)     (12,683,054)   (436,926)    (5,137,526)
---------------------------------------------------------------------------------------
      Net increase             103,626,789   $1,433,956,641     477,727   $  5,731,991
=======================================================================================
Class B*
Shares sold or exchanged             5,801   $       68,145      59,812   $    624,254
Shares issued in
   reorganization                  179,044        2,266,334          --             --
Reinvestment of distributions           --               --          --             --
Less shares repurchased            (51,888)        (627,929)   (169,153)    (1,848,710)
---------------------------------------------------------------------------------------
      Net increase (decrease)      132,957   $    1,706,550    (109,341)  $ (1,224,456)
=======================================================================================
Class C*
Shares sold                         73,529   $      874,168     250,499   $  2,655,935
Shares issued in
   reorganization                  388,889        4,870,847          --             --
Reinvestment of distributions           --               --         365          3,987
Less shares repurchased            (33,955)        (416,186)   (102,519)    (1,112,254)
---------------------------------------------------------------------------------------
      Net increase                 428,463   $    5,328,829     148,345   $  1,547,668
=======================================================================================
Class Y*
Shares sold                        183,670   $    2,409,528     532,676   $  6,384,181
Shares issued in
   reorganization                  634,124        8,852,521          --             --
Reinvestment of distributions        2,047           28,278       5,812         70,863
Less shares repurchased           (426,436)      (5,758,378)   (635,282)    (7,494,590)
---------------------------------------------------------------------------------------
      Net increase (decrease)      393,405   $    5,531,949     (96,794)  $ (1,039,546)
=======================================================================================

* Historical share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization of the Fund with Pioneer Research Fund.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/13 27

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended          Year        Year        Year        Year        Year
                                                          6/30/13        Ended       Ended       Ended       Ended       Ended
                                                          (unaudited)(d) 12/31/12(d) 12/31/11(d) 12/31/10(d) 12/31/09(d) 12/31/08(d)
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                      $    12.06     $ 10.61     $ 10.57     $  9.19     $  7.20     $ 11.30
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                  $     0.04     $  0.08     $  0.06     $  0.06     $  0.07     $  0.10
   Net realized and unrealized gain (loss) on investments       1.38        1.45        0.05        1.38        2.02       (4.09)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $     1.42     $  1.53     $  0.11     $  1.44     $  2.09     $ (3.99)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       (0.04)      (0.08)      (0.07)      (0.06)      (0.10)      (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $     1.38     $  1.45     $  0.04     $  1.38     $  1.99     $ (4.10)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $    13.44     $ 12.06     $ 10.61     $ 10.57     $  9.19     $  7.20
====================================================================================================================================
Total return*                                                  11.78%      14.51%       0.97%      15.58%      29.11%     (35.22)%
Ratio of net expenses to average net assets+                    1.06%**     1.25%       1.25%       1.25%       1.25%       1.26%
Ratio of net investment income to average net assets+           0.01%**     0.76%       0.59%       0.56%       0.90%       0.96%
Portfolio turnover rate                                           54%**       59%         57%         57%         90%         87%
Net assets, end of period (in thousands)                  $1,419,311     $23,907     $15,957     $13,890     $13,866     $10,110
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid
   indirectly:
   Total expenses                                               1.06%**     1.59%       1.55%       1.53%       1.62%       1.36%
   Net investment income                                        0.01%**     0.42%       0.29%       0.28%       0.53%       0.85%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                 1.06%**     1.25%       1.25%       1.25%       1.25%       1.25%
   Net investment income                                        0.01%**     0.76%       0.59%       0.56%       0.90%       0.96%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratio with no reduction for fees paid indirectly.

(d) Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization of the Fund with Pioneer Research Fund.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Core Equity Fund | Semiannual Report | 6/30/13

<CAPTION STYLE="margin-left: 11pt">
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended          Year        Year      Year        Year        Year
                                                            6/30/13        Ended       Ended     Ended       Ended       Ended
                                                            (unaudited)(d) 12/31/12(d) 12/31/11  12/31/10(d) 12/31/09(d) 12/31/08(d)
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                        $ 11.04        $  9.73     $  9.72   $  8.49     $ 6.64      $ 10.37
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $ (0.01)       $ (0.03)(b) $ (0.04)  $ (0.03)      0.00(a)      0.00(a)
   Net realized and unrealized gain (loss) on investments      1.26           1.34        0.05      1.26       1.86        (3.72)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $  1.25        $  1.31     $  0.01   $  1.23     $ 1.86      $ (3.72)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                         --             --(c)       --(c)     --      (0.01)       (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  1.25        $  1.31     $  0.01   $  1.23     $ 1.85      $ (3.73)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $ 12.29        $ 11.04     $  9.73   $  9.72     $ 8.49      $  6.64
====================================================================================================================================
Total return*                                                 11.34%         13.42%       0.11%    14.49%     27.98%      (35.83)%
Ratio of net expenses to average net assets+                   2.15%**        2.15%       2.15%     2.15%      2.15%        2.16%
Ratio of net investment income (loss) to average net
  assets+                                                     (0.49)%**      (0.22)%     (0.36)%   (0.36)%     0.03%        0.02%
Portfolio turnover rate                                          54%**          59%         57%       57%        90%          87%
Net assets, end of period (in thousands)                    $ 2,936        $ 1,171     $ 2,097   $ 3,434     $4,453      $ 5,908
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                              2.94%**        2.58%       2.52%     2.47%      2.54%        2.22%
   Net investment loss                                        (1.28)%**      (0.65)%     (0.73)%   (0.68)%    (0.36)%      (0.04)%
Ratios with waiver of
   fees and assumption of expenses by the Adviser
   and reduction for fees paid indirectly:
   Net expenses                                                2.15%**        2.15%       2.15%     2.15%      2.15%        2.15%
   Net investment income (loss)                               (0.49)%**      (0.22)%     (0.36)%   (0.36)%     0.03%        0.03%
====================================================================================================================================

(a) Amounts round to less than $0.01 per share.

(b) The amount shown for a share outstanding does not correspond with the net investment gain on the Statement of Operations for the period due to timing of the sales and repurchases of shares.

(c) Dividends and or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class shares of other Pioneer Funds, as permitted by existing exchange privileges.

(d) Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization of the Fund with Pioneer Research Fund.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/13 29

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended          Year        Year        Year        Year        Year
                                                          6/30/13        Ended       Ended       Ended       Ended       Ended
                                                          (unaudited)(d) 12/31/12(d) 12/31/11(d) 12/31/10(d) 12/31/09(d) 12/31/08(d)
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                      $ 10.93        $  9.65     $  9.64     $  8.42     $ 6.61      $ 10.30
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                           $ (0.01)       $ (0.01)(b) $ (0.03)    $ (0.03)      0.00(a)   $  0.02
   Net realized and unrealized gain (loss) on investments    1.24           1.30        0.04        1.25       1.84        (3.70)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $  1.23        $  1.29     $  0.01     $  1.22     $ 1.84      $ (3.68)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       --          (0.01)         --          --      (0.03)       (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $  1.23        $  1.28     $  0.01     $  1.22     $ 1.81      $ (3.69)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $ 12.16        $ 10.93     $  9.65     $  9.64     $ 8.42      $  6.61
====================================================================================================================================
Total return*                                               11.24%         13.37%       0.11%      14.52%     27.93%      (35.72)%
Ratio of net expenses to average net assets+                 2.13%**        2.15%       2.15%       2.15%      2.15%        2.05%
Ratio of net investment income (loss) to average net
   assets+                                                  (0.40)%**      (0.14)%     (0.32)%     (0.33)%     0.01%        0.14%
Portfolio turnover rate                                        54%**          59%         57%         57%        90%          87%
Net assets, end of period (in thousands)                  $ 9,318        $ 3,695     $ 1,829     $ 1,630     $1,422      $ 1,230
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid
   indirectly:
   Total expenses                                            2.13%**        2.31%       2.35%       2.38%      2.50%        2.05%
   Net investment income (loss)                             (0.40)%**      (0.30)%     (0.52)%     (0.56)%    (0.34)%       0.14%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                              2.13%**        2.15%       2.15%       2.15%      2.15%        2.05%
   Net investment income (loss)                             (0.40)%**      (0.14)%     (0.32)%     (0.33)%     0.01%        0.14%
====================================================================================================================================

(a) Amounts round to less than $0.01 per share.

(b) The amount shown for a share outstanding does not correspond with the net investment gain on the Statement of Operations for the period due to timing of the sales and repurchases of shares.

(d) Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization of the Fund with Pioneer Research Fund.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Core Equity Fund | Semiannual Report | 6/30/13

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended          Year        Year        Year        Year        Year
                                                          6/30/13        Ended       Ended       Ended       Ended       Ended
                                                          (unaudited)(d) 12/31/12(d) 12/31/11(d) 12/31/10(d) 12/31/09(d) 12/31/08(d)
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                      $ 12.17        $ 10.69     $ 10.66     $  9.27     $  7.25     $ 11.41
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                  $  0.06        $  0.11     $  0.10     $  0.09     $  0.13     $  0.16
   Net realized and unrealized gain (loss) on investments    1.39           1.47        0.03        1.39        2.01       (4.16)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $  1.45        $  1.58     $  0.13     $  1.48     $  2.14     $ (4.00)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    (0.06)         (0.10)      (0.10)      (0.09)      (0.12)      (0.16)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $  1.39        $  1.48     $  0.03     $  1.39     $  2.02     $ (4.16)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $ 13.56        $ 12.17     $ 10.69     $ 10.66     $  9.27     $  7.25
====================================================================================================================================
Total return*                                               11.91%         14.81%       1.20%      15.89%      29.46%     (34.96)%
Ratio of net expenses to average net assets+                 0.92%**        1.02%       0.97%       0.96%       0.97%       0.82%
Ratio of net investment income to average net assets+        0.87%**        0.97%       0.81%       0.86%       1.22%       1.36%
Portfolio turnover rate                                        54%**          59%         57%         57%         90%         87%
Net assets, end of period (in thousands)                  $43,087        $33,875     $30,811     $47,810     $44,744     $73,947
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid
   indirectly:
   Total expenses                                            0.92%**        1.02%       0.97%       0.96%       0.97%       0.82%
   Net investment income                                     0.87%**        0.97%       0.81%       0.86%       1.22%       1.36%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                              0.92%**        1.02%       0.97%       0.96%       0.97%       0.82%
   Net investment income                                     0.87%**        0.97%       0.81%       0.86%       1.22%       1.36%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

(d) Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization of the Fund with Pioneer Research Fund.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/13 31

Notes to Financial Statements | 6/30/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Core Equity Fund (the Fund) is a diversified series of Pioneer Series Trust XI, a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund acquired the assets and liabilities of Pioneer Research Fund on June 7, 2013. Pioneer Research Fund was the accounting survivor of the reorganization. Accordingly, Pioneer Research Fund's performance and financial history have become the performance and financial history of the Fund. The financial highlights and shareholder activity, as reflected in the statement of changes in net assets, have been adjusted to reflect the conversion ratios used for the reorganization of the Fund with Pioneer Research Fund. Prior to the reorganization, the Fund was named Pioneer Value Fund. The investment objective of the Fund is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the

32 Pioneer Core Equity Fund | Semiannual Report | 6/30/13 reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed-income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/13 33

    At June 30, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The Fund had no outstanding portfolio or settlement hedges as of June 30, 2013.

34 Pioneer Core Equity Fund | Semiannual Report | 6/30/13

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    At September 30, 2012, the Fund had a net capital loss carryforward of $655,563,825, of which the following amounts will expire between 2017 and 2018 if not utilized: $336,018,363 in 2017 and $319,545,462 in 2018. Not included in this amount is $24,100,196, of capital loss carryforward which will expire in 2017 if not utilized and, as a result of the reorganization with Pioneer Research Fund on June 7, 2013, may be subject to limitations imposed by the Internal Revenue Code.

    The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the year ended December 31, 2012 was as follows:

    ----------------------------------------------------------------------------
                                                                            2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                    $466,344
    ----------------------------------------------------------------------------
        Total                                                          $466,344
    ============================================================================

    The following shows components of distributable earnings on a federal income tax basis at December 31, 2012:

    ----------------------------------------------------------------------------
                                                                           2012
    ----------------------------------------------------------------------------
    Distributable earnings:
    Capital loss carryforward                                      $(27,261,881)
    Net unrealized gain                                              10,854,434
    ----------------------------------------------------------------------------
        Total                                                      $(16,407,447)
    ============================================================================

                   Pioneer Core Equity Fund | Semiannual Report | 6/30/13     35

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, partnerships and other holdings.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $2,990 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2013.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of

36 Pioneer Core Equity Fund | Semiannual Report | 6/30/13 the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets. Prior to June 7, 2013, the Fund paid a basic management fee that was calculated at the annual rate of 0.60% of the Fund's average daily net assets up to $5 billion, 0.575% of the next $5 billion and 0.55% on the excess over $10 billion. The basic fee increased or decreased by a maximum of 0.10%, based on the investment performance of the Fund's Class A shares as compared to the Russell 1000 Value Index. The performance comparison was made for a rolling 36-month period. Prior to June 7, 2013, the Pioneer Research Fund (the accounting survivor of the reorganization) paid a management fee that was calculated daily at the annual rate of 0.65% of such fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on assets over $5 billion. For the six months ended June 30, 2013, the net management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.54% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Class Y shares do not have an expense limitation. Fees waived and expenses reimbursed during the six months ended June 30, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through July 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $450,853 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

                     Pioneer Core Equity Fund | Semiannual Report | 6/30/13   37

For the six months ended June 30, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                 $78,987
 Class B                                                                   1,905
 Class C                                                                   2,849
 Class Y                                                                   6,532
--------------------------------------------------------------------------------
   Total                                                                 $90,273
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $154,275 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at June 30, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $207,210 in distribution fees payable to PFD at June 30, 2013.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2013, CDSCs in the amount of $1,515 were paid to PFD.

38 Pioneer Core Equity Fund | Semiannual Report | 6/30/13

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2013, the Fund's expenses were not reduced under such arrangements.

6. Reorganization Information

On June 7, 2013 ("Closing Date"), Pioneer Research Fund was reorganized with the Fund. The purpose of this transaction was to combine two funds (managed by PIM) with similar investment objectives and strategies.

This tax-free reorganization was accomplished by exchanging the assets and liabilities of Pioneer Research Fund for shares of the Fund. Shareowners holding Class A, Class B, Class C and Class Y of Pioneer Research Fund received Class A, Class B, Class C and Class Y shares of the Fund, respectively, in the reorganization. The investment portfolio of Pioneer Research Fund, with an aggregate value of $69,338,811 and an identified cost of $51,739,180 at June 7, 2013, was the principal asset acquired by the Fund.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at net asset value, however, the cost basis of the investments received from Pioneer Research Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.

The Fund was the legal survivor of the reorganization. Pioneer Research Fund was the accounting survivor of the reorganization. Accordingly, Pioneer Research Fund's performance and financial history have become the performance and financial history of the Fund. Prior to the reorganization, the Fund was named Pioneer Value Fund.

                     Pioneer Core Equity Fund | Semiannual Report | 6/30/13   39

The following charts shows the details of the reorganization as of that Closing Date:

--------------------------------------------------------------------------------------------------
                                                     Pioneer                 Pioneer Core
                         Pioneer Value Fund          Research Fund           Equity Fund
                         (Pre-Reorganization)        (Pre-Reorganization)    (Post-Reorganization)
--------------------------------------------------------------------------------------------------
  Net Assets
  Class A                 $1,440,920,816              $28,058,361             $1,468,979,177
  Class B                      2,266,334                  864,098                  3,130,432
  Class C                      4,870,847                4,859,909                  9,730,756
  Class Y                      8,852,521               35,435,343                 44,287,864
--------------------------------------------------------------------------------------------------
  Total Net
   Assets                 $1,456,910,518              $69,217,711             $1,526,128,229
--------------------------------------------------------------------------------------------------
  Shares
   Outstanding
  Class A                    104,128,727                2,027,338*               106,156,065
  Class B                        179,044                   68,254*                   247,298
  Class C                        388,889                  387,861*                   776,750
  Class Y                        634,124                2,538,345*                 3,172,469

--------------------------------------------------------------------------------------------------
                                                                             Shares
                                                     Exchange                Issued in
                                                     Ratio                   Reorganization
--------------------------------------------------------------------------------------------------
  Class A                                                  0.8929                104,128,727
  Class B                                                  0.9184                    179,044
  Class C                                                  0.9324                    388,889
  Class Y                                                  0.8932                    634,124

* Share amounts have been adjusted to reflect the conversion ratios used for the reorganization.

--------------------------------------------------------------------------------------------------
                                                     Unrealized              Accumulated
                                                     Appreciation            Loss on
                                                     on Closing Date         Closing Date
--------------------------------------------------------------------------------------------------
  Pioneer Core Equity Fund                           $348,883,770            $(24,643,956)

On June 7, 2013, the unrealized appreciation of Pioneer Research Fund, which as noted above, was the acquired fund for tax purposes, was $17,599,631.

Results of Shareholder Meeting

At a special meeting of shareowners held on May 7, 2013, shareowners of Pioneer Value Fund were asked to consider the proposal described below. A report of the total votes cast by the Fund's shareholders follows:

Proposal 1 -- To approve an amended and restated management agreement.
        For            Withheld     Abstain       Broker Non-Votes
        49,086,130     4,240,773    3,926,745     --

Proposal 2 -- To approve a modified investment objective for the fund.
        For            Withheld     Abstain       Broker Non-Votes
        49,375,077     3,830,071    4,048,501     --

40 Pioneer Core Equity Fund | Semiannual Report | 6/30/13

Trustees, Officers and Service Providers

Trustees                                     Officers
Thomas J. Perna, Chairman                    John F. Cogan, Jr., President*
David R. Bock                                Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                               Vice President
Benjamin M. Friedman                         Mark E. Bradley, Treasurer**
Margaret B.W. Graham                         Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*  Chief Executive Officer of the Fund.

** Chief Financial and Accounting Officer of the Fund.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/13 41

                           This page for your notes.

42 Pioneer Core Equity Fund | Semiannual Report | 6/30/13

                           This page for your notes.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/13 43

                           This page for your notes.

44 Pioneer Core Equity Fund | Semiannual Report | 6/30/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19408-07-0813

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Core Equity Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 29, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 29, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 29, 2013

* Print the name and title of each signing officer under his or her signature.